Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,	CASE NO. _______12-16423 MM11
OPERATING REPORT NO. 14
Debtor(s).	FOR THE MONTH ENDING:
1/31/2014

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$1,729,941.82

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$1,543,407.05

3. BEGINNING BALANCE		$186,534.77

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$156,537.45
GENERAL SALES	$-
OTHER (SPECIFY) _Customer deposits on future sales	$25,000.00
OTHER ** (SPECIFY) _Rental sublet	$400.00

	TOTAL RECEIPTS THIS PERIOD:	$181,937.45
5. BALANCE:		$368,472.22

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$216,094.13
TOTAL DISBURSEMENTS THIS PERIOD***:		$216,094.13

7. ENDING BALANCE:		$152,378.09

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

___________________________________________San Diego, CA 92128__________________________________________

IX. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$152,678.09
Restricted Cash	_____________
Accounts Receivable	$337,162.88
Inventory	$36,576.59
Notes Receivable	_____________
Prepaid Expenses	_____________
Other (Itemize)	_____________
Total Current Assets		$526,417.56

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(253,557.21)
Net Property, Plan, and Equipment		$1,316.24

Other Assets (Net of Amortization):
Due from Insiders	_____________
Other (Itemized) See page 12 disclosure attached	$50,055.90
Total Other Assets		$50,055.90

TOTAL ASSETS		$577,789.70

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$79,720.35
Taxes Payable	_____________
Notes Payable	_____________
Professional Fees	$244,144.39
Secured Debt	_____________
Other (Itemized) See page 12 disclosure attached	$165,865.35
Total Post-Petition Liabilities		$489,730.09

Pre-Petition Liabilities:
Secured Liabilities	$3,832,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$4,804,696.84

TOTAL LIABILITIES		$5,294,426.93

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$620,941.08
Direct Charges to Equity	_____________

TOTAL EQUITY		$(4,716,637.23)

TOTAL LIABILITIES & EQUITY		$577,789.70
		_____________

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$127,554.00	$2,829,011.80
Less: Returns/Discounts	(_____________)	(_____________)
Net Sales/Revenue	$127,554.00	$2,829,011.80

Cost of Goods Sold:
Beginning Inventory at cost	$36,473.26	$22,488.00
Purchases	$38,972.87	$596,905.01
Less: Ending Inventory at cost	$(36,576.59)	$(36,576.59)
Cost of Goods Sold (COGS)	$38,869.54	$582,816.42

Gross Profit	$88,684.46	$2,246,195.38

Other Operating Income (Itemize)	_____________	_____________

Operating Expenses:
Payroll - Insiders	$29,321.20	$420,607.99
Payroll - Other Employees	$7,606.34	$174,638.45
Payroll Taxes	$5,351.82	$46,039.29
Other Taxes (Itemize)	_____________	_____________
Depreciation and Amortization	$1,436.39	$34,649.65
Rent Expense - Real Property	$9,516.70	$124,861.50
Lease Expense - Personal Property	_____________	_____________
Insurance	$10,376.28	$72,315.97
Real Property Taxes	$-	$2,178.97
Telephone and Utilities	$1,090.33	$38,491.48
Repairs and Maintenance	_____________	_____________
Travel and Entertainment (Itemize) business meals and parking	$591.20	$6,718.93
Miscellaneous Operating Expenses (Itemize) see attached	$13,285.25	$136,890.88
Total Operating Expenses	$(78,575.51)	$(1,057,393.11)

Net Gain/(Loss) from Operations	$10,108.95	$1,188,802.27

Non-Operating Income:
Interest Income	_____________	_____________
Net Gain on Sale of Assets (Itemize)	_____________	_____________
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,626.11	$61,319.05
Legal and Professional (Itemize)	$10,861.57	$549,441.14
Other (Itemize)	_____________	_____________
Total Non-Operating Expenses	$(15,487.68)	$(610,760.19)

NET INCOME/(LOSS)	$(5,378.73)	$620,941.08